Exhibit 10.69
FIRST AMENDMENT TO THE
BB&T CORPORATION
AMENDED AND RESTATED NON-EMPLOYEE DIRECTORS’
DEFERRED COMPENSATION PLAN
(January 1, 2005 Restatement)
WHEREAS, BB&T Corporation (the “Corporation”) sponsors the BB&T Corporation Amended and Restated Non-Employee Directors’ Deferred Compensation Plan for the benefit of certain of its directors nd their beneficiaries, restated effective as of January 1, 2005, to comply with certain statutory requirements (as amended and restated, the “Plan”); and
WHEREAS, the Corporation desires to amend the Plan to reflect (i) the corporate merger of SunTrust Banks, Inc. into the Corporation pursuant to the Agreement and Plan of Merger by and between SunTrust Banks, Inc. and BB&T Corporation dated February 7, 2019 (the “Agreement”), and (ii) the name change of the plan sponsor to Truist Financial Corporation, effective as of Closing Date as defined in the Agreement (the “Closing Date”);
NOW, THEREFORE, the Plan is hereby amended, effective as of the Closing Date (unless otherwise noted below), as follows:
1.Section 1.1 of the Plan is amended to add the following sentence to the end thereof, to read as follows:
Effective as of the Closing Date, as defined in the Agreement and Plan of Merger by and between SunTrust Banks, Inc. and BB&T Corporation dated February 7, 2019 (the “Closing Date”), SunTrust Banks, Inc. will merge with and into the Company, and the Company shall become the Truist Financial Corporation.
2.Section 2.4 of the Plan is amended to add the following sentence to the end thereof, to read as follows:
On or after the Closing Date, all references in the Plan to “BB&T Corporation” and “BB&T” shall instead refer to “Truist Financial Corporation”, a North Carolina corporation with its principal office at Charlotte, North Carolina, or any successor thereto by merger, consolidation, or otherwise, and “TFC”, respectively.
3.Section 2.25 of the Plan is amended in its entirety, to read as follows:
"Plan" means the Truist Financial Corporation Non-Employee Directors’ Deferred Compensation Plan, an unfunded, non-qualified deferred compensation plan as herein restated or as duly amended from time to time.
Executed on this __6___ day of November, 2019.
BB&T CORPORATION

By: _______/s/ Chris Henson_________________________________________
Title: President and Chief Operating Officer
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